UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2014

NEXEO SOLUTIONS HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-179870-02	27-4328676
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Waterway Square Place, Suite 1000
The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 297-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 - Results of Operations and Financial Condition.

In connection with the proposed incremental term loan financing of up to $170.0 million described in Item 7.01 below, on February 10, 2014, Nexeo Solutions Holdings, LLC (the “Company”) presented certain preliminary information relating to its financial results for the fiscal quarter ended December 31, 2013. A copy of the information provided is included under Item 7.01 below and incorporated by reference herein.

The information furnished pursuant to this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 7.01 - Regulation FD Disclosure.

On February 10, 2014, the Company announced that it intends to raise an incremental term loan financing of up to $170.0 million (the “Term Loan Financing”).  The Company intends to use the net proceeds from the Term Loan Financing to repay outstanding borrowings under its asset based loan credit facility (the “ABL Facility”) and for general corporate purposes.

In addition, on February 10, 2014, the management of the Company will give a presentation to certain of the Company’s existing and potential lenders under its term loan credit facility (the “Term Loan Facility”) in connection with the Term Loan Financing.

In connection with this presentation, management will provide certain supplemental information regarding the Company, including the following:

•                  An update on the first quarter of fiscal year 2014:

	Three Months Ended	Three Months Ended
	December 31, 2013 (Estimated) (Unaudited)	December 31, 2012 (Unaudited)
Sales and operating revenues	$1,105,624	$971,769
Cost of sales and operating expenses	1,012,625	889,716
GROSS PROFIT	92,999	82,053
Selling, general and administrative expenses	81,799	77,464
Transaction related costs	5,924	5,224
OPERATING INCOME (LOSS)	5,276	(635)
OTHER INCOME	235	597
INTEREST INCOME (EXPENSE):
Interest income	80	106
Interest expense	(14,362)	(13,826)
LOSS BEFORE INCOME TAXES	(8,771)	(13,758)
INCOME TAX EXPENSE	2,419	757
NET LOSS	(11,190)	(14,515)
NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTEREST	(1,656)	(159)
NET LOSS ATTRIBUTABLE TO NEXEO SOLUTIONS HOLDINGS, LLC AND SUBSIDIARIES	$(12,846)	$(14,674)

•                  Pro forma capitalization of the Company as of December 31, 2013, after giving effect to a $170.0 million incremental term loan, as described below:

	As of December 31, 2013 (in millions) (Estimated)
	Unaudited	Adjusted for Term Loan	Pro-Forma for Term Loan
Cash & Cash Equivalents	$49.9	$66.0	$115.9
ABL Facility ($540)	99.6	(99.6)	—
Term Loan B-1	316.0		316.0
Term Loan B-2	172.9		172.9
Term Loan B-3	—	170.0	170.0
Nexeo Plaschem Secured Debt	10.0		10.0
Capital Leases	0.3		0.3
Total Secured Debt	$598.8		$669.2
Nexeo Plaschem Credit Facilities	48.1		48.1
Senior Subordinated Notes	175.0		175.0
Total Debt (excludes unamortized OID)	$821.9		$892.3
Contributed Equity	494.0		494.0
Total Capitalization	$1,315.9		$1,386.3

•                  Working capital, calculated as accounts receivable plus inventory less accounts payable, is estimated to be $589.8 at December 31, 2013 compared to $577.6 million at December 31, 2012.  Working capital as a percentage of LTM sales is estimated to be 13% at December 31, 2013 compared to 14% at December 31, 2012.

•                  Certain non-GAAP financial information related to the fiscal quarter ended December 31, 2013. A reconciliation of such non-GAAP information to the nearest GAAP financial measure is furnished as Exhibit 99.1 to this report.

Forward Looking Statements

The information set forth in this Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are those statements that are based upon management’s current plans and expectations as opposed to historical and current facts and are often identified in this presentation by use of words including but not limited to “may,” “believe,” “will,” “project,” “expect,” “estimate,” “anticipate,” and “plan.” Although the forward-looking statements contained in this presentation reflect management’s current assumptions based upon information currently available to management and based upon that which management believes to be reasonable assumptions, the Company cannot be certain that actual results will be consistent with these forward-looking statements. Forward-looking statements necessarily involve significant known and unknown risks, assumptions and uncertainties that may cause the Company’s actual results, performance prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things: the Company’s ability to achieve projected cost savings as a stand-alone company; consolidation of the Company’s competitors; increased costs of products the Company purchases and its ability to pass on cost increases to the its customers; disruptions to the supply of chemicals, plastics and composites that the Company distributes or in the operations of the Company’s customers; the Company’s significant working capital requirements and the risks associated with maintaining large inventories; any disruptions to the Company’s ERP system; the Company’s ability to meet the demands of the Company’s customers on a timely basis; risks and costs related with operating as a stand-alone company; risks related to the Company’s supplier and customer contracts; risks related to the Company’s substantial indebtedness; changes in state, federal or foreign laws affecting the industries in which we operate; the Company’s ability to comply with any new and existing environmental and other laws and regulations;

and general business and economic trends in the United States and other countries, including uncertainty as to changes and trends. These and other important factors may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

In accordance with General Instruction B.2 to Form 8-K, the information contained in this current report is being “furnished” with the Securities and Exchange Commission and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1993, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified as being incorporated therein by reference.

Item 9.01 - Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Reconciliation of Non- GAAP Measure

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXEO SOLUTIONS HOLDINGS, LLC

	By:	/s/ Michael B. Farnell, Jr.
Michael B. Farnell, Jr.
Executive Vice President and Chief Legal Officer

Dated: February 10, 2014